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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 April 26, 2001


                   Commission File No. 0-19136 (Common Stock)
                      and 333-9045 (Series B Senior Notes)
                      and 333-38075 (Series D Senior Notes)



                           NATIONAL ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                    58-1922764
        (State or other jurisdiction                        (IRS Employer
     of incorporation or organization)                     Identification No.)


                             4925 GREENVILLE AVENUE
                             1400 ONE ENERGY SQUARE
                               DALLAS, TEXAS 75206
                    (Address of principal executive offices)


                                 (214) 692-9211
              (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant.


         Pursuant to Item 304 of Regulation S-K, the Company makes the following representations:

         (i) On April 23, 2001, the Company's Audit Committee recommended to the Company's Board of Directors that the Company not renew its engagement with Ernst & Young LLP as the Company's independent auditors and to appoint KPMG LLP, 200 Crescent Court, Suite 300, Dallas, TX 75201, to be principal independent auditors of the Company and to audit its consolidated financial statements for the fiscal year ending December 31, 2001. The Company's Board of Directors accepted the recommendation of the Audit Committee on April 23, 2001. The Audit Committee and the Board of Directors based their decisions on competitive bids submitted by three firms. The dismissal of Ernst & Young was effective as of April 23, 2001. As of the date of this report KPMG LLP is in the process of its standard prospective client evaluation procedures and has not accepted the engagement.

         (ii) Ernst & Young LLP's reports on the Company's consolidated financial statements for fiscal years 1999 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 1999 and 2000, and through April 23,2001 there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with their reports.

         (iii) The Company did not consult with KPMG LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to engaging the firm.

         (iv) The Company has requested that Ernst & Young LLP review the disclosure in this Report on Form 8-K. Ernst & Young LLP has been given the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this report.


Item 7.  Financial Statements and Exhibits.

         (a)  Exhibit

               16.1   Letter from Ernst & Young LLP, dated April 25, 2001




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                                   SIGNATURES



                                        NATIONAL ENERGY GROUP, INC.



April 26, 2001                          By:  /s/ Bob G. Alexander
                                           -------------------------------------
                                                 Bob G. Alexander
                                           President and Chief Executive Officer


April 26, 2001                          By:  /s/ Melissa H. Rutledge
                                           -------------------------------------
                                                 Melissa H. Rutledge
                                           Vice President, Principal Financial
                                               Officer and Controller



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 16.1          Letter from Ernst & Young LLP, dated April 25, 2001